Global Payments Reports Second Quarter Earnings

Increases Fiscal 2014 EPS Outlook

ATLANTA, January 8, 2014 -- Global Payments Inc. (NYSE: GPN) today announced results for its fiscal second quarter ended November 30, 2013.

President and CEO Jeff Sloan said, “We are pleased with our results for the quarter driven by strong business performance across all regions, and we now expect double digit cash earnings per share growth for our full-year. We are making substantial progress on our growth initiatives globally, and we remain focused on being the partner of choice.”

Second Quarter 2014 Summary

•	Revenues grew 8% to $634.1 million, compared to $588.5 million in the second quarter of fiscal 2013.

•	Cash diluted earnings per share grew 15% to $1.07, compared to $0.93 in the second quarter of fiscal 2013.

•	GAAP diluted earnings per share were $1.02, compared to $0.89 in the second quarter of 2013.

2014 Outlook
“We are raising our full-year expectations for diluted earnings per share on a cash basis by five cents to a range of $4.03 to $4.10, or growth of 10% to 12% over fiscal 2013,” said David E. Mangum, Senior Executive Vice President and CFO.
Annual fiscal 2014 GAAP diluted earnings per share are now expected to be $3.45 to $3.52.
The company maintains its expectations for annual revenue of $2.51 billion to $2.56 billion, or 6% to 8% growth over fiscal 2013.

Conference Call
Global Payments will hold a conference call today, January 8, 2014 at 5:00 p.m. EST to discuss financial results and business highlights. Callers may access the conference call via the investor relations page of the company’s website at www.globalpaymentsinc.com by clicking the “Webcast” button; or callers in North America may dial 1-888-895-3550 and callers outside North America may dial 1-706-758-8809. The pass code is “GPN.” A replay of the call may be accessed through the Global Payments website through January 22, 2014.

About Global Payments
Global Payments Inc. (NYSE: GPN) is a leading provider of electronic transaction processing services for merchants, Independent Sales Organizations (ISOs), financial institutions, government agencies and multi-national corporations located throughout North America, South America, Europe and the Asia-Pacific region.  Global Payments, a Fortune 1000 company, offers a comprehensive line of processing solutions for credit and debit cards, business-to-business purchasing cards, gift cards, electronic check conversion and check guarantee, verification and recovery including electronic check services, as well as terminal management.  Visit www.globalpaymentsinc.com for more information about the company and its services.

This announcement and comments made by Global Payments' management during the conference call may contain certain forward-looking statements within the meaning of the “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including revenue and earnings estimates and management’s expectations regarding future events and developments, are forward-looking statements and are subject to significant risks and uncertainties. Important factors that may cause actual events or results to differ materially from those anticipated by such forward-looking statements include the following: the effect on our results of operations of continued security enhancements to our processing system; foreign currency risks which become increasingly relevant as we expand internationally; the effect of current domestic and worldwide economic conditions, future performance and integration of acquisitions, and other risks detailed in our SEC filings, including the most recently filed Form 10-K. We undertake no obligation to revise any of these statements to reflect future circumstances or the occurrence of unanticipated events.

Investor contact: investor.relations@globalpay.com	Media contact: media.relations@globalpay.com
Jane Elliott	Amy Corn
770-829-8234	770-829-8755

SCHEDULE 1
GAAP CONSOLIDATED STATEMENTS OF INCOME
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands, except per share data)

	Three Months Ended November 30,			Six Months Ended November 30,
	2013	2012	% Change	2013	2012	% Change
	(unaudited)			(unaudited)
Revenues	$634,122	$588,538	7.7%	$1,263,807	$1,178,825	7.2%

Operating expenses:
Cost of service	235,170	210,268	11.8%	465,915	414,659	12.4%
Sales, general and administrative	294,045	276,177	6.5%	585,601	557,596	5.0%
Processing system intrusion	(7,000)	(14,489)	(51.7)%	(7,000)	9,500	(173.7)%
	522,215	471,956	10.6%	1,044,516	981,755	6.4%

Operating income	111,907	116,582	(4.0)%	219,291	197,070	11.3%

Other income (expense):
Interest and other income	5,288	2,187	141.8%	8,626	4,170	106.9%
Interest and other expense	(8,025)	(14,609)	(45.1)%	(15,904)	(18,154)	(12.4)%
	(2,737)	(12,422)	(78.0)%	(7,278)	(13,984)	(48.0)%

Income before income taxes	109,170	104,160	4.8%	212,013	183,086	15.8%
Provision for income taxes	(29,313)	(28,789)	1.8%	(60,448)	(53,553)	12.9%
Net income	79,857	75,371	6.0%	151,565	129,533	17.0%
Less: Net income attributable to noncontrolling interests, net of income tax	(5,960)	(5,188)	14.9%	(13,025)	(12,675)	2.8%
Net income attributable to Global Payments	$73,897	$70,183	5.3%	$138,540	$116,858	18.6%

Earnings per share attributable to Global Payments:
Basic	$1.02	$0.89	14.6%	$1.90	$1.49	27.5%
Diluted	$1.02	$0.89	14.6%	$1.88	$1.48	27.0%

Weighted average shares outstanding:
Basic	72,174	78,751		72,974	78,669
Diluted	72,706	79,144		73,504	79,062

SCHEDULE 2
CASH EARNINGS ATTRIBUTABLE TO GLOBAL PAYMENTS
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands, except per share data)

	Three Months Ended November 30,			Six Months Ended November 30,
	2013	2012	% Change	2013	2012	% Change

Revenues	$634,122	$588,538	7.7%	$1,263,807	$1,178,825	7.2%

Operating expenses:
Cost of service	220,610	195,932	12.6%	436,383	388,937	12.2%
Sales, general and administrative	290,697	276,177	5.3%	580,757	556,796	4.3%
	511,307	472,109	8.3%	1,017,140	945,733	7.6%

Operating income	122,815	116,429	5.5%	246,667	233,092	5.8%

Other income (expense):
Interest and other income	3,165	2,187	44.7%	6,503	4,170	55.9%
Interest and other expense	(8,025)	(6,226)	28.9%	(15,904)	(9,771)	62.8%
	(4,860)	(4,039)	20.3%	(9,401)	(5,601)	67.8%

Income before income taxes	117,955	112,390	5.0%	237,266	227,491	4.3%
Provision for income taxes	(32,873)	(29,385)	11.9%	(69,559)	(65,938)	5.5%
Net income	85,082	83,005	2.5%	167,707	161,553	3.8%
Less: Net income attributable to noncontrolling interests, net of income tax	(7,197)	(9,419)	(23.6)%	(15,633)	(19,171)	(18.5)%
Net income attributable to Global Payments	$77,885	$73,586	5.8%	$152,074	$142,382	6.8%

Earnings per share attributable to Global Payments:
Basic	$1.08	$0.93	16.1%	$2.08	$1.81	14.9%
Diluted	$1.07	$0.93	15.1%	$2.07	$1.80	15.0%

Weighted average shares outstanding:
Basic	72,174	78,751		72,974	78,669
Diluted	72,706	79,144		73,504	79,062

See Schedule 6 and 7 for a reconciliation of cash earnings to GAAP.

SCHEDULE 3
SEGMENT INFORMATION
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands)

	Three Months Ended November 30,
	2013		2012		% Change
	GAAP	Cash Earnings	GAAP	Cash Earnings	GAAP	Cash Earnings

Revenues:
United States	$361,793	$361,793	$339,998	$339,998	6.4%	6.4%
Canada	85,240	85,240	80,770	80,770	5.5%	5.5%
North America merchant services	447,033	447,033	420,768	420,768	6.2%	6.2%

Europe	146,866	146,866	131,161	131,161	12.0%	12.0%
Asia-Pacific	40,223	40,223	36,609	36,609	9.9%	9.9%
International merchant services	187,089	187,089	167,770	167,770	11.5%	11.5%

Total revenues	$634,122	$634,122	$588,538	$588,538	7.7%	7.7%

Operating income (loss) for segments:
North America merchant services	$70,437	$77,621	$67,114	$73,280	5.0%	5.9%
International merchant services	62,467	69,843	53,987	62,157	15.7%	12.4%
Corporate[1]	(20,997)	(24,649)	(4,519)	(19,008)	(364.6)%	(29.7)%
Operating income	$111,907	$122,815	$116,582	$116,429	(4.0)%	5.5%

	Six Months Ended November 30,
	2013		2012		% Change
	GAAP	Cash Earnings	GAAP	Cash Earnings	GAAP	Cash Earnings

Revenues:
United States	$725,626	$725,626	$685,896	$685,896	5.8%	5.8%
Canada	171,912	171,912	161,667	161,667	6.3%	6.3%
North America merchant services	897,538	897,538	847,563	847,563	5.9%	5.9%

Europe	290,054	290,054	259,626	259,626	11.7%	11.7%
Asia-Pacific	76,215	76,215	71,636	71,636	6.4%	6.4%
International merchant services	366,269	366,269	331,262	331,262	10.6%	10.6%

Total revenues	$1,263,807	$1,263,807	$1,178,825	$1,178,825	7.2%	7.2%

Operating income (loss) for segments:
North America merchant services	$140,136	$157,025	$134,331	$144,723	4.3%	8.5%
International merchant services	124,008	138,600	111,127	127,201	11.6%	9.0%
Corporate[1]	(44,853)	(48,958)	(48,388)	(38,832)	7.3%	(26.1)%
Operating income	$219,291	$246,667	$197,070	$233,092	11.3%	5.8%
1 GAAP and cash earnings include incremental security spend for the three and six months ended November 30, 2013. GAAP earnings for the three and six months ended November 30, 2013 include insurance proceeds of ($7M) related to the FY2012 data intrusion. GAAP earnings for the three and six months ended November 30, 2012 include a data intrusion (credit) / charge of ($14.5) million and $9.5M, respectively.

See Schedule 8 for reconciliation of cash earnings segment information to GAAP.

SCHEDULE 4
CONSOLIDATED BALANCE SHEETS
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands, except share data)

	November 30, 2013	May 31, 2013
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$1,096,833	$680,470
Accounts receivable, net of allowances for doubtful accounts of $353 and $509, respectively	195,788	189,435
Claims receivable, net	662	1,156
Settlement processing assets	688,003	259,204
Inventory	8,886	11,057
Deferred income taxes	6,459	6,485
Prepaid expenses and other current assets	61,677	66,685
Total current assets	2,058,308	1,214,492
Goodwill	1,063,310	1,044,222
Other intangible assets, net	379,350	400,848
Property and equipment, net	357,880	348,064
Deferred income taxes	100,332	95,178
Other	22,384	22,252
Total assets	$3,981,564	$3,125,056

LIABILITIES AND EQUITY
Current liabilities:
Lines of credit	$446,508	$187,461
Current portion of long-term debt	72,351	72,335
Accounts payable and accrued liabilities	235,361	262,890
Settlement processing obligations	798,671	162,558
Income taxes payable	20,114	18,870
Total current liabilities	1,573,005	704,114
Long-term debt	922,545	891,134
Deferred income taxes	172,988	170,723
Other long-term liabilities	81,342	72,478
Total liabilities	2,749,880	1,838,449
Equity:
Preferred stock, no par value; 5,000,000 shares authorized and none issued	—	—
Common stock, no par value; 200,000,000 shares authorized; 71,908,829 issued and outstanding at November 30, 2013 and 75,426,099 issued and outstanding at May 31, 2013	—	—
Paid-in capital	188,281	202,396
Retained earnings	896,597	958,751
Accumulated other comprehensive income (loss)	2,235	(15,062)
Total Global Payments shareholders’ equity	1,087,113	1,146,085
Noncontrolling interest	144,571	140,522
Total equity	1,231,684	1,286,607
Total liabilities and equity	$3,981,564	$3,125,056

SCHEDULE 5
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands)

	Six Months Ended November 30,
	2013	2012
Cash flows from operating activities:
Net income	$151,565	$129,533
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of property and equipment	28,439	26,494
Amortization of acquired intangibles	28,953	25,561
Share-based compensation expense	11,965	9,178
Provision for operating losses and bad debts	10,249	11,970
Deferred income taxes	6,073	30,055
Other, net	(4,345)	(2,231)
Changes in operating assets and liabilities, net of the effects of acquisitions:
Accounts receivable	(6,353)	721
Claims receivable	(6,567)	(6,600)
Settlement processing assets and obligations, net	204,307	(11,671)
Inventory	2,237	(4,297)
Prepaid expenses and other assets	5,761	(11,204)
Accounts payable and other accrued liabilities	(21,845)	(67,869)
Income taxes payable	1,244	(4,847)
Net cash provided by operating activities	411,683	124,793
Cash flows from investing activities:
Business, intangible and other asset acquisitions, net of cash acquired	(2,324)	(409,731)
Capital expenditures	(41,178)	(54,393)
Net decrease in financing receivables	1,328	1,485
Net proceeds from sales of investment and business	3,102	—
Net cash used in investing activities	(39,072)	(462,639)
Cash flows from financing activities:
Net borrowings (payments) on short-term lines of credit	259,047	(2,992)
Proceeds from issuance of long-term debt	810,000	910,327
Principal payments under long-term debt	(779,380)	(343,133)
Payment of debt issuance costs	—	(3,987)
Repurchase of common stock	(250,183)	(12,653)
Proceeds from stock issued under share-based compensation plans	27,366	7,080
Common stock repurchased - share-based compensation plans	(5,260)	(10,224)
Tax benefit from share-based compensation plans	4,415	1,791
Distributions to noncontrolling interests	(15,593)	(5,740)
Dividends paid	(2,894)	(3,153)
Net cash provided by financing activities	47,518	537,316
Effect of exchange rate changes on cash	(3,766)	17,516
Increase in cash and cash equivalents	416,363	216,986
Cash and cash equivalents, beginning of the period	680,470	781,275
Cash and cash equivalents, end of the period	$1,096,833	$998,261

SCHEDULE 6
RECONCILIATION OF QUARTERLY CASH EARNINGS ATTRIBUTABLE TO GLOBAL PAYMENTS TO GAAP
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands, except per share data)

	Three Months Ended November 30, 2013
	GAAP	Processing System Intrusion[1]	Other[2]	Cash Earnings Adjustments[3]	Cash Earnings
Revenues	$634,122	$—	$—	$—	$634,122
Operating expenses:
Cost of service	235,170	—	—	(14,560)	220,610
Sales, general and administrative	294,045	—	(3,348)	—	290,697
Processing system intrusion	(7,000)	7,000	—	—	—
	522,215	7,000	(3,348)	(14,560)	511,307
Operating income	111,907	(7,000)	3,348	14,560	122,815
Other income (expense):
Interest and other income	5,288	—	(2,123)	—	3,165
Interest and other expense	(8,025)	—	—	—	(8,025)
	(2,737)	—	(2,123)	—	(4,860)
Income (loss) before income taxes	109,170	(7,000)	1,225	14,560	117,955
(Provision) benefit for income taxes	(29,313)	2,393	(1,145)	(4,808)	(32,873)
Net income (loss)	79,857	(4,607)	80	9,752	85,082
Less: Net income attributable to noncontrolling interests, net of income tax	(5,960)	—	—	(1,237)	(7,197)
Net income (loss) attributable to Global Payments	$73,897	$(4,607)	$80	$8,515	$77,885
Diluted shares	72,706				72,706
Diluted earnings (loss) per share	$1.02	$(0.07)	$—	$0.12	$1.07

	Three Months Ended November 30, 2012
	GAAP	Processing System Intrusion	Other[2]	Cash Earnings Adjustments[3]	Cash Earnings

Revenues	$588,538	$—	$—	$—	$588,538
Operating expenses:
Cost of service	210,268	—	—	(14,336)	195,932
Sales, general and administrative	276,177	—	—	—	276,177
Processing system intrusion	(14,489)	14,489	—	—	—
	471,956	14,489	—	(14,336)	472,109
Operating income	116,582	(14,489)	—	14,336	116,429
Other income (expense):
Interest and other income	2,187	—	—	—	2,187
Interest and other expense	(14,609)	—	8,383	—	(6,226)
	(12,422)	—	8,383	—	(4,039)
Income (loss) before income taxes	104,160	(14,489)	8,383	14,336	112,390
(Provision) benefit for income taxes	(28,789)	5,000	(1,383)	(4,213)	(29,385)
Net income (loss)	75,371	(9,489)	7,000	10,123	83,005
Less: Net income attributable to noncontrolling interests, net of income tax	(5,188)	—	(2,853)	(1,378)	(9,419)
Net income (loss) attributable to Global Payments	$70,183	$(9,489)	$4,147	$8,745	$73,586
Diluted shares	79,144				79,144
Diluted earnings (loss) per share	$0.89	$(0.12)	$0.05	$0.11	$0.93

1 Represents insurance proceeds associated with processing system intrusion charges incurred in FY 2012.

2 For the period ended November 30, 2013, represents one-time charges primarily related to employee termination benefits and a one-time credit related to the gain on the sale of an interest in a business. For the prior period, represents HSBC's share of GPAP dividends declared and the net income attributable to our Asia-Pacific redeemable noncontrolling interest.

3 Represents adjustments to cost of service to exclude acquisition intangible amortization expense from net income and the related income tax benefit.

We supplemented our reporting of income and the related earnings per share information determined in accordance with GAAP by reporting income and the related earnings per share for the three months ended November 30, 2013 and 2012 on a "cash earnings" basis in this earnings release as a measure to help evaluate performance. We calculated income and earnings per share on a cash basis by excluding amounts related to the processing system intrusion, acquisition intangible amortization, one-time charges related to employee termination benefits, and a one-time credit related to the gain on the sale of an interest in a business. In November 2012, we also adjusted the net income attributable to noncontrolling interests to include HSBC's share of second quarter 2013 GPAP net income and for HSBC's share of GPAP dividends. We exclude these charges in order to more clearly focus on the factors we believe are pertinent to the daily management of our operations. Our income and earnings per share reported on a cash earnings basis should be considered in addition to, and not as a substitute for, income and earnings per share determined in accordance with GAAP. Our measures of income and earnings per share on a cash earnings basis reflect management’s judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.

SCHEDULE 7
RECONCILIATION OF YEAR TO DATE CASH EARNINGS ATTRIBUTABLE TO GLOBAL PAYMENTS TO GAAP
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands, except per share data)

	Six Months Ended November 30, 2013
	GAAP	Processing System Intrusion[1]	Other[2]	Cash Earnings Adjustments[3]	Cash Earnings
Revenues	$1,263,807	$—	$—	$—	$1,263,807
Operating expenses:
Cost of service	465,915	—	(579)	(28,953)	436,383
Sales, general and administrative	585,601	—	(4,844)	—	580,757
Processing system intrusion	(7,000)	7,000	—	—	—
	1,044,516	7,000	(5,423)	(28,953)	1,017,140
Operating income	219,291	(7,000)	5,423	28,953	246,667
Other income (expense):
Interest and other income	8,626	—	(2,123)	—	6,503
Interest and other expense	(15,904)	—	—	—	(15,904)
	(7,278)	—	(2,123)	—	(9,401)
Income (loss) before income taxes	212,013	(7,000)	3,300	28,953	237,266
(Provision) benefit for income taxes	(60,448)	2,393	(1,934)	(9,570)	(69,559)
Net income (loss)	151,565	(4,607)	1,366	19,383	167,707
Less: Net income attributable to noncontrolling interests, net of income tax	(13,025)	—	—	(2,608)	(15,633)
Net income (loss) attributable to Global Payments	$138,540	$(4,607)	$1,366	$16,775	$152,074
Diluted shares	73,504				73,504
Diluted earnings (loss) per share	$1.88	$(0.07)	$0.02	$0.24	$2.07

	Six Months Ended November 30, 2012
	GAAP	Processing System Intrusion	Other[2]	Cash Earnings Adjustments[3]	Cash Earnings

Revenues	$1,178,825	$—	$—	$—	$1,178,825
Operating expenses:
Cost of service	414,659	—	(161)	(25,561)	388,937
Sales, general and administrative	557,596	—	(800)	—	556,796
Processing system intrusion	9,500	(9,500)	—	—	—
	981,755	(9,500)	(961)	(25,561)	945,733
Operating income	197,070	9,500	961	25,561	233,092
Other income (expense):
Interest and other income	4,170	—	—	—	4,170
Interest and other expense	(18,154)	—	8,383	—	(9,771)
	(13,984)	—	8,383	—	(5,601)
Income (loss) before income taxes	183,086	9,500	9,344	25,561	227,491
Provision for income taxes	(53,553)	(3,279)	(1,533)	(7,573)	(65,938)
Net income (loss)	129,533	6,221	7,811	17,988	161,553
Less: Net income attributable to noncontrolling interests, net of income tax	(12,675)	—	(3,594)	(2,902)	(19,171)
Net income (loss) attributable to Global Payments	$116,858	$6,221	$4,217	$15,086	$142,382
Diluted shares	79,062				79,062
Diluted earnings (loss) per share	$1.48	$0.08	$0.05	$0.19	$1.80

1 Represents insurance proceeds associated with processing system intrusion charges incurred in FY 2012.

2 For the period ended November 30, 2013, represents one-time charges primarily related to employee termination benefits and resolution of a contract related contingency, and a one-time credit related to the gain on the sale of an interest in a business. For the prior period, represents HSBC's share of GPAP dividends declared and the net income attributable to our Asia-Pacific redeemable noncontrolling interest.

3 Represents adjustments to cost of service to exclude acquisition intangible amortization expense from net income and the related income tax benefit.

We supplemented our reporting of income and the related earnings per share information determined in accordance with GAAP by reporting income and the related earnings per share for the six months ended November 30, 2013 and 2012 on a "cash earnings" basis in this earnings release as a measure to help evaluate performance. We calculated income and earnings per share on a cash basis by excluding amounts related to the processing system intrusion, acquisition intangible amortization, one-time charges related to employee termination benefits and resolution of a contract related contingency, and a one-time credit related to the sale of an interest in a business. In the six months ended November 2012, we also adjusted the net income attributable to noncontrolling interests to include HSBC's share of second quarter 2013 GPAP net income and for HSBC's share of GPAP dividends declared. We exclude these charges in order to more clearly focus on the factors we believe are pertinent to the daily management of our operations. Our income and earnings per share reported on a cash earnings basis should be considered in addition to, and not as a substitute for, income and earnings per share determined in accordance with GAAP. Our measures of income and earnings per share on a cash earnings basis reflect management’s judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.

SCHEDULE 8
RECONCILIATION OF CASH EARNINGS SEGMENT INFORMATION TO GAAP
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands)

	Three Months Ended November 30,
	2013					2012
	GAAP	Processing System Intrusion[1]	Other[2]	Cash Earnings Adjustments[3]	Cash Earnings	GAAP	Processing System Intrusion	Other[2]	Cash Earnings Adjustments[3]	Cash Earnings

Revenues:
United States	$361,793	$—	$—	$—	$361,793	$339,998	$—	$—	$—	$339,998
Canada	85,240	—	—	—	85,240	80,770	—	—	—	80,770
North America merchant services	447,033	—	—	—	447,033	420,768	—	—	—	420,768

Europe	146,866	—	—	—	146,866	131,161	—	—	—	131,161
Asia-Pacific	40,223	—	—	—	40,223	36,609	—	—	—	36,609
International merchant services	187,089	—	—	—	187,089	167,770	—	—	—	167,770

Total revenues	$634,122	$—	$—	$—	$634,122	$588,538	$—	$—	$—	$588,538

Operating income (loss) for segments:
North America merchant services	$70,437	$—	$—	$7,184	$77,621	$67,114	$—	$—	$6,166	$73,280
International merchant services	62,467	—	—	7,376	69,843	53,987	—	—	8,170	62,157
Corporate	(20,997)	(7,000)	3,348	—	(24,649)	(4,519)	(14,489)	—	—	(19,008)
Operating income (loss)	$111,907	$(7,000)	$3,348	$14,560	$122,815	$116,582	$(14,489)	$—	$14,336	$116,429

	Six Months Ended November 30,
	2013					2012
	GAAP	Processing System Intrusion[1]	Other[2]	Cash Earnings Adjustments[3]	Cash Earnings	GAAP	Processing System Intrusion	Other[2]	Cash Earnings Adjustments[3]	Cash Earnings

Revenues:
United States	$725,626	$—	$—	$—	$725,626	$685,896	$—	$—	$—	$685,896
Canada	171,912	—	—	—	171,912	161,667	—	—	—	161,667
North America merchant services	897,538	—	—	—	897,538	847,563	—	—	—	847,563

Europe	290,054	—	—	—	290,054	259,626	—	—	—	259,626
Asia-Pacific	76,215	—	—	—	76,215	71,636	—	—	—	71,636
International merchant services	366,269	—	—	—	366,269	331,262	—	—	—	331,262

Total revenues	$1,263,807	$—	$—	$—	$1,263,807	$1,178,825	$—	$—	$—	$1,178,825

Operating income (loss) for segments:
North America merchant services	$140,136	$—	$2,518	$14,371	$157,025	$134,331	$—	$905	$9,487	$144,723
International merchant services	124,008	—	10	14,582	138,600	111,127	—	—	16,074	127,201
Corporate	(44,853)	(7,000)	2,895	—	(48,958)	(48,388)	9,500	56	—	(38,832)
Operating income (loss)	$219,291	$(7,000)	$5,423	$28,953	$246,667	$197,070	$9,500	$961	$25,561	$233,092
1 Represents insurance proceeds associated with processing system intrusion charges incurred in FY 2012.

2 Represents one-time charges primarily related to employee termination benefits and resolution of a contract related contingency for the period ending November 30, 2013 and the prior year represents one-time charges primarily related to employee termination benefits.

3 Represents acquisition intangible amortization expense.

SCHEDULE 9
OUTLOOK SUMMARY
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In millions, except per share data)

	Fiscal 2013 Actual	Fiscal 2014 Outlook	% Change FY13

Revenue Outlook
Total Revenues	$2,376	$2,510 to $2,560	6% to 8%

EPS Outlook
Cash EPS	$3.65	$4.03 to $4.10	10% to 12%
Acquisition-related intangible assets, non-recurring items and processing system intrusion[1]	(0.89)	(0.58)	(35)%
GAAP Diluted EPS	$2.76	$3.45 to $3.52	25% to 28%

We supplemented our reporting of income and the related earnings per share information determined in accordance with GAAP by reporting income and the related earnings per share on a "cash earnings" basis in this earnings release as a measure to help evaluate performance. We calculated income and earnings per share on a cash basis by excluding costs related to the processing system intrusion, acquisition intangible amortization and one-time charges related to employee termination benefits and certain contract settlement and related costs. We exclude these charges in order to more clearly focus on the factors we believe are pertinent to the daily management of our operations. Our income and earnings per share reported on a cash earnings basis should be considered in addition to, and not as a substitute for, income and earnings per share determined in accordance with GAAP. Our measures of income and earnings per share on a cash earnings basis reflect management’s judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.
1 Fiscal 2014 reflects $0.48 of acquisition-related intangibles and $0.10 of non-recurring items. Acquisition-related intangibles accounted and non-recurring items accounted for $0.57 in fiscal 2013 and processing intrusion costs were $0.32.